Exhibit 10.26
AMENDMENT TWO TO THE
GENUINE PARTS COMPANY
SUPPLEMENTAL RETIREMENT PLAN
(as Amended and Restated Effective as of January 1, 2009)
     This Amendment to the Genuine Parts Company Supplemental Retirement Plan is adopted by Genuine Parts Company (the “Company”), effective as of the date set forth herein.
W I T N E S S E T H:
     WHEREAS, the Company maintains The Genuine Parts Company Supplemental Retirement Plan (the “Plan”), and such Plan is currently in effect;
     WHEREAS, the Company desires to amend the Plan; and
     WHEREAS, pursuant to Section 10.08 of the Plan, the Company has reserved the right to amend the Plan through action of the Pension and Benefits Committee;
     NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:
1.
     Effective January 1, 2011, Section 1.01 is amended as follows:
     The word “Establishment” is deleted from the heading and replaced with the word “History.”
     In the first paragraph of Section 1.01:
     The phrase “or the “Company” is added after the words “Genuine Parts” in the first sentence.
     The words “most recently” are deleted from the third sentence. Also in the third sentence, the words “was thereafter amended various times” are replaced with the words “again amended and restated effective as of January 1, 2009 (the “Plan”)”.
     The fourth sentence which begins “Effective January 1, 2009” is deleted and replaced with the following: “Effective January 1, 2011, the Plan is amended to allow new participants (known as Key Participants) to commence participation in the Plan under a new benefit formula (known as the Part B Formula as described in Article 7 and Article 8).”
     In the second paragraph of Section 1.01:

     The word “Solely” in the first sentence is deleted.
     The words “in excess of” are deleted and a period is added after the word “employees”. A new sentence is begun, reading “Benefits in this Plan are not subject to” before the words “the limitations on benefits imposed”.
     The word “and” is deleted after the phrase (“the Code”), and a period is added. A new sentence is then begun, beginning “The Plan”.
In the fourth paragraph of Section 1.01:
The words “this Plan is” in the first sentence are replaced with “this Plan was”.
The second sentence is deleted and replaced with the following two sentences: “Consequently, no additional employees commenced participation in the Plan between January 1, 2009 and December 31, 2010. Effective January 1, 2011, the Plan is amended to allow additional employees to become eligible to participate in the Plan and to establish a new benefit formula for employees who commence participation in the Plan on or after January 1, 2011.
A new paragraph five is added to the Plan as follows:
The benefit formula applicable to employees who commenced participation in the Plan before January 1, 2009 is known as the Part A Formula (see Articles 5 and 6). The benefit formula applicable to employees who commence participation in the Plan on or after January 1, 2011 is known as the Part B Formula (see Articles 7 and 8). Key Employees (as defined in Section 2.01) earn a benefit under the Part A Formula. Key Participants (as defined in Section 2.02) earn a benefit under the Part B Formula. Stated another way, a Key Employee is NOT eligible for benefits under the Part B Formula and a Key Participant is NOT eligible for benefits under the Part A Formula. Unless specified otherwise, the terms of the Plan apply to both Key Employees and Key Participants.”
A new paragraph six is added to the Plan as follows:
“For clarity, no employee may commence participation as a Key Employee under the Part A Formula on or after January 1, 2009. All employees who commence participation in the Plan on or after January 1, 2011 will participate in this Plan as Key Participants and will be subject to the Part B Formula. Again, as noted above, no employee commenced participation in the Plan during 2009 or 2010.”

2.
     Effective January 1, 2011, Section 2.01 is amended as follows:
     The words “for Key Employees (Part A Formula)” are added to the heading after the word “Eligibility”.
     The first and second paragraphs are deleted in their entirety and replaced with the following:
“Employees who were approved by the Pension and Benefits Committee of Genuine Parts Company (the “Committee”) to participate in the Plan and who commenced participation in the Plan before January 1, 2009 are known as “Key Employees”, Effective at midnight on December 31, 2008, no new Key Employees may participate in this Plan. Except as provided in Section 2.03, a Key Employee who commenced participation in the Plan and who continues thereafter to be designated as a Key Employee shall continue to participate in this Plan under the Part A Formula. See the terms of the Plan in effect prior to January 1, 2011 for eligibility provisions applicable to Key Employees.”
3.
     Effective January 1, 2011, Article Two is amended as follows:
     In Section 2.02:
     The heading “Additional Rules on Eligibility” is replaced with “Eligibility for Key Participants (Part B Formula)” and a new paragraph is added immediately after such heading:
“Except as provided in Section 2.03, any employee of the Employer (i) who does not participate in the Plan as a Key Employee, (ii) who is employed in an executive position and (iii) whose annual, regular Earnings are expected to be equal to or greater than the compensation limits of Code Section 401(a)(17) for such year ($245,000 in 2010) is eligible to participate in this Plan (“Key Participant”). Upon becoming eligible to participate, the Key Participant is required to complete and execute a Joinder Agreement in a form satisfactory to the Committee. Such Joinder Agreement is required to be completed no later than January 30 following the calendar year in which the Key Participant first accrues a benefit under this Plan. If the Key Participant fails to timely complete the Joinder Agreement, the Key Participant is prohibited from accruing a benefit under this Plan until the first day of the calendar year after the completion of the Joinder Agreement.”
     Subsection (a) of Section 2.02 has been deleted in its entirety.

     Subsection (b) of former Section 2.02 is renumbered as a new Section 2.03 as follows:
     “2.03. Additional Rules on Eligibility for Key Employees and Key Participants.”
     The first sentence of the former subsection (b) is deleted and is replaced by the following sentence. “A Key Employee (prior to January 1, 2009) or Key Participant (on or after January 1, 2011) shall be notified in writing by the Committee (or its designee) of his or her initial eligibility to participate in the Plan no later than January 30 following the calendar year in which the Key Employee or Key Participant first accrues a benefit under the Plan.”
     The words “or Key Participant” have been added after the words “Key Employee” in the second, third and fourth sentences of the former subsection (b).
     Former Section 2.03 has been renumbered and will become new Section 2.04.
     The first instance of the word “Company” in the second sentence has been replaced with the word “Employer”. The words “or Key Participant” or “Key Participant’s” (as the context requires) have been added after the words “Key Employee” or “Key Employee’s” in the second and third sentences. Also, in the second sentence, the second instance of the word “Company” has been replaced with the words “Genuine Parts”.
     A new sentence four is added to the end of new Section 2.04 as follows:
“The annual dollar limitation of code Section 401(a)(17) does not apply to Earnings in this Plan.”
4.
     Effective January 1, 2011, Section 3.01 is amended as follows:
     The words “for Key Employees” is added after the word “Vesting” in the heading of Section 3.01(a). The phrase “is both employed by an Employer and who” is added in the first sentence of Section 3.01(a) after the word “who”, and the phrase “on or after January 1, 2009” is added after the phrase “participates in the Plan”. The phrase “under this Plan (as provided in Article Five and Article Six) on the earliest of the following dates:” has been deleted and replaced with the phrase “(as provided in Article 5 and Article 6) on the earliest of the Vesting Dates described in Section 3.01(c) below.”
     A new subsection (b) and (c) have been added prior to former Section 3.01(a)(1) as follows:

“(b)	Vesting for Key Participants on or after January 1, 2011. A Key Participant who participates in the Plan shall become 100% vested in his or her Additional Retirement Income (as provided in Article 7 and Article 8) on the earliest of the Vesting Dates described in Section 3.01(c) below.

(c)	Vesting Dates. A Key Employee or a Key Participant described above shall become 100% vested on the earliest of the following Vesting Dates: “
     Paragraphs (1) through (6) of former Section 3.01(a) are moved and now immediately follow new Section 3.01(c) except as amended below.
     The phrase “or Key Participant” has been added after the words “The Key Employee” in paragraphs (1),(2),(3), and (4) of Section 3.01(c).
     The phrase “or Key Participant’s” has been added after the words “The Key Employee’s” in paragraph 3.01(c)(5). The words “(see Article Nine)” have been deleted and replaced with “and the Key Employee or Key Participant becomes entitled to a lump sum distribution pursuant to the terms of Article 11”.
     The phrase “or Key Participant’s” has been added after the words “The Key Employee’s” in paragraph Section 3.01(c)(6) and “10.08” has been replaced with “12.08”.
     Former Section 3.01(b) is renumbered as Section 3.01(d).
     A new first sentence has been added to Section 3.01(d): “Key Employees who have a Separation from Service prior to January 1, 2009 shall become vested in their Supplemental Retirement Income in accordance with the terms of the Plan as it existed at the time of such Separation from Service”.
     Former Section 3.01(c) is renumbered as Section 3.01(e).
     The phrase “or Key Participant” has been added after the words “The Key Employee” in two places in the first sentence of Section 3.01(e). The word “100%” has been added before the word “vested” in the first sentence of Section 3.01(e). Also in the first sentence of Section 3.01(e), the word “Three” has been replaced with “3”.
     The word “who” in the second sentence of Section 3.01(e) has been replaced with the phrase “or Key Participant (or their beneficiaries) if the Key Employee or Key Participant”. The word “100%” has been added before the word “vested” in the second sentence of Section 3.01(e).
     A paragraph (f) has been added to Section 3.01:
“(f)	Normal Retirement Date for Key Participants. For Key Participants subject to the Part B Formula, a different definition of Normal Retirement

Date is used rather than the definition found in the Pension Plan. See Section 7.01.“
5.
     Effective January 1, 2011, Section 4.01 is amended as follows:
     The phrase “(as such terms are defined in the Pension Plan)” is inserted after the words “Average Earnings and Anticipated Social Security Benefit” in the fifth sentence of Section 4.01.
     A new paragraph is added at the end of Section 4.01:
“A Key Participant may or may not be a Rule of 70 Employee and may or may not have Credited Service under the Pension Plan (i.e., some may have been initially employed after eligibility for participation in the Pension Plan was frozen effective March 1, 2008).”
6.
     Effective January 1, 2011, Section 4.02 is amended as follows:
     The phrase “or Key Participant” has been added after the words “Key Employee” in the first sentence of Section 4.02.
     A new second sentence has been added:
     “In addition, a Key Participant may not have been eligible to participate in the Pension Plan and may have no Credited Service under the Pension Plan.”
     The phrase “or Key Participant’s” has been added after the words “a Key Employee’s” in the third sentence of Section 4.02.
     A new fourth sentence has been added to the end of the paragraph:
     “See Section 13.03 for a definition of Credited Service.”

7.
     Effective January 1, 2011, the following is added after Article Four and immediately prior to Article Five.
“PART A FORMULA
(Article 5 and Article 6)
As noted above, this Plan has two benefit formulas. The benefit described in Article 5 and Article 6 is referred to as the Part A Formula. The Part A Formula applies only to Key Employees who began participation in the Plan prior to January 1, 2009. The Part A Formula does not apply to Key Participants who commenced participation in this Plan on or after January 1, 2011. As noted in Section 1.01, no employee commenced participation in the Plan during 2009 or 2010.”
8.
     Effective January 1, 2011, Section 5.01 is amended as follows:
     The word “Supplement” in the heading of Section 5.01 has been replaced with “Supplemental Retirement Income”.
     The words “Four” and “Five” in Section 5.01(a) have been replaced with “4” and “5”, respectively.
     “Section 10.05” in Section 5.01(b) has been replaced with “Section 12.05”.
     The word “etc.” in Section 5.01(b) has been replaced with “Etc.”.
     The phrase “under the Part A Formula” has been added after the words “monthly supplemental retirement income” in Section 5.01(b).
9.
     Effective January 1, 2011, the Section 5.02 is amended as follows:
     The word “Supplement” in the heading of Section 5.02 has been replaced with “Supplemental Retirement Income”.
     The words “Four” and “Five” in Section 5.02(a) have been replaced with “4” and “5”, respectively.
     “Section 10.05” in paragraph 5.02(b) has been replaced with “Section 12.05”.

     The word “etc.” in Section 5.02(b) has been replaced with “Etc.”.
     The year “2009” has been replaced with the year “2010” in the first sentence of Section 5.02(b)(3)(A).
     The phrase “(not to exceed 360 days)” has been added after the words “partial year” in the third sentence of Section 502(b)(3)(B).
10.
     Effective January 1, 2011, the Section 6.01 is amended as follows:
     “Section 10.05” in paragraph 6.01(b) has been replaced with “Section 12.05”.
     The word “etc.” in Section 6.01(b) has been replaced with “Etc.”.
     The period has been replaced with a comma after the word “Employer” in Section 6.01(b)(1).
     The word “e.g.,” has been removed from the last sentence of Section 6.01(b).
11.
     Effective January 1, 2011, Section 6.02 is amended as follows:
     The word “following” in the first sentence of Section 6.02(a) has been replaced with “on account of”.
     The word “,death” in the first sentence of Section 6.02(a) has been deleted.
     Two new sentences have been inserted immediately after the first sentence of Section 6.02(a) as follows: “This Section 6.02 does not apply to a Key Employee who has a Separation from Service due to death. Instead, see Section 10.01.”
     Section number “9.01” in the fifth sentence of Section 6.02(a) has been changed to “11.01”.
     The phrase “years of Credited Service” has been added after the word “age” (a comma after “age” has been inserted and the parentheses have been deleted) in the last sentence of Section 6.02(a).
     The parenthetical phrase “(including death)” has been deleted from the first sentence of Section 6.02(b).

     “Section 10.05” in paragraph 6.02(b) has been replaced with “Section 12.05”.
The word “etc.” in Section 6.02(b) has been replaced with “Etc.”.
     The word “payable” has been added after the phrase “whichever is applicable” in the first sentence of Section 6.02(b).
     A new sentence has been added immediately after the first sentence of Section 6.02(b): “In other words, if the Key Employee is also a Rule of 70 Employee who elected option one, Section 5.01 applies; otherwise Section 5.02 applies.”
12.
     Effective January 1, 2011, new Articles Seven and Eight have been added, as follows:
“PART B FORMULA
(Article 7 and Article 8)
As noted above, this Plan has two benefit formulas. The benefit described in Article 7 and Article 8 is referred to as the Part B formula. The Part B Formula applies only to Key Participants who began participation in the Plan on or after January 1, 2011. The Part B Formula does not apply to Key Employees who commenced participation in this Plan prior to January 1, 2009. As noted in Section 1.01, no employee commenced participation in the Plan during 2009 or 2010.
ARTICLE SEVEN – ADDITIONAL RETIREMENT INCOME
7.01	Calculation of Additional Retirement Income for a Key Participant who has a Separation from Service on the Key Participant’s Normal Retirement Date.
(a)	Key Participant has competed fifteen or more years of Credited Service prior to the Key Participant’s Separation from Service.
(1)	This Section 7.01(a) contains the benefit formula for a Key Participant who has a Separation from Service with the Employer on his or her Normal Retirement Date (as defined in Section 7.01(c)) and who completed 15 or more years of Credited Service prior to his or her Separation from Service.

(2)	Each Key Participant described in Section 7.01(a)(1) who has a Separation from Service with the Employer by reason of retirement or voluntary or involuntary termination shall, except as provided in

Section 12.05 (Noncompetition, Embezzlement, Etc.) be entitled to a monthly additional retirement income under the Part B Formula (“Additional Retirement Income”) equal to (A) minus (B) as provided below.
(A)	This subparagraph (A) is equal to the Applicable Percentage of the Key Participant’s Average Earnings as of the Key Participant’s Normal Retirement Date less 50% of the Key Participant’s monthly Anticipated Social Security Benefit, measured in the form of a single life annuity payable in monthly installments for the Key Participant’s life. The terms used in this subparagraph (A) are defined below.

(B)	This subparagraph (B) is equal to the monthly Normal Retirement Income which the Key Participant is actually entitled to receive under the Pension Plan beginning on the Key Participant’s Normal Retirement Date measured in the form of a single life annuity payable in monthly installments for the Key Participant’s life.
If the monthly amount in subparagraph (B) exceeds the monthly amount in subparagraph (A), no Additional Retirement Income shall be paid under this Part B Formula of the Plan.
(3)	The term “Applicable Percentage” referred to in paragraph (2)(A) above is based on the following table and the Key Participant’s Credited Service on the date of his or her Separation from Service.

Key Participant’s		Key Participant’s
Years of	Applicable	Years of Credited	Applicable
Credited Service	Percentage of	Service at	Percentage of
at Separation	Average	Separation from	Average
from Service	Earnings	Service	Earnings
15	30.0%	31	38.0%
16	30.5%	32	38.5%
17	31.0%	33	39.0%
18	31.5%	34	39.5%
19	32.0%	35	40.0%
20	32.5%	36	40.5%
21	33.0%	37	41.0%
22	33.5%	38	41.5%
23	34.0%	39	42.0%

Key Participant’s		Key Participant’s
Years of	Applicable	Years of Credited	Applicable
Credited Service	Percentage of	Service at	Percentage of
at Separation	Average	Separation from	Average
from Service	Earnings	Service	Earnings
24	34.5%	40	42.5%
25	35.0%	41	43.0%
26	35.5%	42	43.5%
27	36.0%	43	44.0%
28	36.5%	44	44.5%
29	37.0%	45 or more	45.0%
30	37.5%
(b)	Key Participant has competed less than fifteen years of Credited Service prior to the Key Participant’s Separation from Service.
(1)	This Section 7.01(b) contains the benefit formula for a Key Participant who has a Separation from Service with the Employer on his or her Normal Retirement Date (as defined in Section 7.01(c)) and who completed less than 15 years of Credited Service prior to his or her Separation from Service.

(2)	Each Key Participant described in Section 7.01(b)(1) who has a Separation from Service with the Employer by reason of retirement or voluntary or involuntary termination shall, except as provided in Section 12.05 (Noncompetition, Embezzlement, Etc.) be entitled to a monthly Additional Retirement Income equal to (A) minus (B) as provided below.
(A)	This subparagraph (A) is equal to 30% of the Key Participant’s Average Earnings multiplied by the fraction described below and reduced by 50% of the Key Participant’s monthly Anticipated Social Security Benefit. The numerator of the fraction is the Key Participant’s Credited Service as of the Key Participant’s Normal Retirement Date (including any partial years of Credited Service) and the denominator of the fraction is 15. The benefit is measured in the form of a single life annuity payable in monthly installments for the Key Participant’s life. The terms used in this subparagraph (A) are defined below.

(B)	This subparagraph (B) is equal to the monthly Normal Retirement Income which the Key Participant is actually entitled to receive under the Pension Plan beginning on the Key Participant’s Normal Retirement Date measured in the form of a single life annuity payable in monthly installments for the Key Participant’s life.

If the monthly amount in subparagraph (B) exceeds the monthly amount in subparagraph (A), no Additional Retirement Income shall be paid under this Part B Formula of the Plan.
(c)	Definitions. For purposes of this Article 7, the following definitions shall apply.
(1)	Anticipated Social Security Benefit. The term “Anticipated Social Security Benefit shall have the same meaning as such term is defined in the Pension Plan.

(2)	Average Earnings. Except as modified in the last sentence of this Section 7.01(c)(2), the term “Average Earnings” shall have the definition as set forth in the Pension Plan. In general, Average Earnings is defined in the Pension Plan as the average of the Participant’s monthly Earnings for the highest five (5) calendar years of employment out of the last complete ten (10) calendar years of employment preceding the participant’s termination of employment. However, for purposes of this Plan, the term Average Earnings shall be computed using the definition of Earnings as defined in Section 2.04 of this Plan.

(3)	Credited Service. See Section 13.03.

(4)	Normal Retirement Date. For Key Participants, the term “Normal Retirement Date” shall mean the first date of the month coincident with or immediately following the later of the Key Participant’s 65th birthday or the completion of five years of participation, counting (but not duplicating) years of participation in the Pension Plan, if any, and years of participation in this Plan.
7.02	Calculation of Additional Retirement Income for a Key Participant who has a Separation from Service after the Key Participant’s Normal Retirement Date.
(a)	This Section 7.02 contains the benefit formula for a Key Participant who has a Separation from Service with the Employer after his or her Normal Retirement Date (as defined in Section 7.01(c)).

(b)	Each Key Participant described in Section 7.02 who has a Separation from Service with the Employer by reason of retirement or voluntary or involuntary termination shall, except as provided in Section 12.05 (Noncompetition, Embezzlement, Etc.) be entitled to a monthly Additional Retirement Income equal to the greater of (1) or (2) below measured in the form of a single life annuity payable in monthly installments for the Key Participant’s life and commencing on the first day of the month following the Key Participant’s Separation from Service (“Deferred Retirement Date”).
(1)	The Additional Retirement Income computed as of the Participant’s Deferred Retirement Date.

(2)	The Additional Retirement Income computed as of the Participant’s Normal Retirement Date but actuarially increased to the Participant’s Deferred Retirement Date using the actuarial assumptions and methods that would be applicable for making such determination in the Pension Plan.

ARTICLE EIGHT – ADDITIONAL RETIREMENT INCOME; DISTRIBUTION
PRIOR TO NORMAL OR DELAYED RETIREMENT
8.01	Separation from Service on or after the Key Participant’s Early Retirement Date.
(a)	This Section 8.01 applies to a Key Participant who has a Separation from Service on or after the Key Participant’s Early Retirement Date but before the Key Participant’s Normal Retirement Date (as defined in Section 7.01(c)).

(b)	Each Key Participant who has a Separation from Service with the Employer on or after his or her Early Retirement Date by reason of early retirement or voluntary or involuntary termination shall, except as provided in Section 12.05 (Noncompetition, Embezzlement, Etc.), be entitled to a monthly Additional Retirement Income in the manner described in Section 7.01(a) assuming(1) the monthly Additional Retirement Income commenced on the first day of the month following the Key Participant’s Separation from Service with the Employer, (2) the pension benefits, if any, were payable under Section 4.02 of the Pension Plan on the same date and (3) the Key Participant’s benefit in Section 7.01(a) is reduced by the early retirement reduction factors set forth in the Pension Plan (see Section 4.02 of the Pension Plan).
8.02	Separation from Service prior to the Key Participant’s Early Retirement Date.
(a)	This Section 8.02 applies to a Key Participant who has a Separation from Service (1) prior to the Key Participant’s Early Retirement Date but (2) on account of the Key Participant’s Permanent Disability or the termination of the Plan (i.e., 100% vested). This Section 8.02 does not apply to a Key Participant who has a Separation from Service due to death. Instead, see Section 10.01. This Section 8.02 does not apply to a Key Participant who receives a lump sum distribution on account of a Separation from Service within two years of a Change in Control. Instead, see Section 11.01. Benefits under this Section 8.02 will commence on the Key Participant’s Normal Retirement Date (as defined in Section 7.01(c)) regardless of the Key Participant’s age, years of Credited Service or years of Retirement Eligibility Service.

(b)	Each Key Participant who has a Separation from Service with the Employer prior to his or her Early Retirement Date and in the manner described in Section 8.02(a) by reason of voluntary or involuntary termination shall, except as provided in Section 12.05 (Noncompetition, Embezzlement, Etc.), be entitled to a monthly Additional Retirement

Income in the manner described in Section 7.01(a) or Section 7.01(b), whichever is applicable payable on the Key Participant’s Normal Retirement Date. In other words, if the Key Participant has completed 15 or more years of Credited Service prior to his or her Separation from Service, Section 7.01(a) applies; otherwise Section 7.01(b) applies. The Additional Retirement Income shall be computed assuming (1) the monthly Additional Retirement Income commenced on the Key Participant’s Normal Retirement Date (as defined in Section 7.01(c)) and (2) the pension benefits, if any, were payable under Section 4.05 of the Pension Plan at Normal Retirement Date.”
13.
     Effective January 1, 2011, changes to Article Seven have been amended as follows:
     “Article Seven” has been changed to “Article Nine”.
     Section 7.01 has been changed to Section 9.01.
     The heading of Section 9.01 has been changed to read “Six Month Distribution Delay”.
     A new Section 9.01(b) has been added, as follows:
“(b)	For a Key Participant described in Article 7 (commencement of benefits upon Normal or Delayed Retirement Date) and a Key Participant described in Section 8.01 (commencement of benefits upon Early Retirement Date), the Employer shall delay payment of the Additional Retirement Income until the first day of the seventh month following the Key Participant’s Separation from Service with the Employer.”
     Former Section 7.01(b) has been changed to Section 9.01(c) and the following changes have been made to that subsection:
     “Section 7.01(a)” has been deleted from Section 9.01(c) and replaced with: “Section 9.01(a) or to a Key Participant described in Section 9.01(b)”.
     The phrase “or Key Participant’s” has been added after the words “Key Employee’s” in the first sentence of Section 9.01(c).
     The phrase “or the Key Participant” has been added after the words “Key Employee” in the second sentence of Section 9.01(c).

     The phrase “or Key Participant’s” has been added after the words “Key Employee’s” in the second sentence of Section 9.01(c).
     The phrase “described in Article 5 or Section 6.01” has been deleted from the third sentence of Section 9.01(c).
     The phrase “or Key Participant” has been added after the words “Key Employee” in the third sentence of Section 9.01(c).
     Former Section 7.01(c) has been changed to Section 9.01(d) and the following changes have been made to that subsection:
     The phrase “(commencement of benefits upon Normal Retirement Date),” has been deleted and replaced with the phrase “or a Key Participant described in Section 8.02,”
     The phrase “or Additional Retirement Income” has been added after the words “Supplemental Retirement Income” in the first sentence of Section 9.01(d).
     The phrase “or Key Participant’s” has been added after the words “Key Employee’s” in Section 9.01(d)(i) and (ii).
     The word “has” in the second sentence of Section 9.01(d) has been replaced with: “or a Key Participant who has a Separation from Service prior to his or her Normal Retirement Date does not commence payment until his or her Normal Retirement Date and has at least”.
     The phrase “or Additional Retirement Income, as the case may be.” has been added after the words “Supplemental Retirement Income” in the second sentence of Section 9.01(d).
     The words, “for example,” have been added after the word “Thus,” in the third sentence of Section 9.01(d). The word “the” before “Key Employee” at the first part of the third sentence of Section 9.01(d) has been changed to “a”.
     The phrase “or the commencement of the Key Participant’s Additional Retirement Income” has been added after the words “Key Employee’s Supplemental Retirement Income” in the fourth sentence of Section 9.01(d).
     “Section 7.01(c)” in the fourth sentence of Section 9.01(d) has been changed to “Section 9.01(d)”
     The phrase “or Key Participant” has been added after the words “Key Employee” in the fourth sentence of Section 9.01(d).

     “Section 7.01(b)” in the fourth sentence of Section 9.01(d) has been changed to “Section 9.01(c)”
     “Section 7.01(c)” in the fifth sentence of Section 9.01(d) has been changed to “Section 9.01(d)”
     The phrase “or Key Participant” has been added after the words “Key Employee” in the fifth sentence of Section 9.01(d).
     The phrase “or Additional Retirement Income” has been added after the words “Supplemental Retirement Income” in the fifth sentence of Section 9.01(d).
14.
     Effective January 1, 2011, changes to Section 7.02 have been amended as follows:
     Section 7.02 has been renumbered to be Section 9.02.
     The phrase “or Key Participant” has been added after the words “Key Employee” in the first sentence of Section 9.02.
     The phrase “or Key Participant’s” has been added after the words “Key Employee’s” in Section 9.02(a) (two instances).
     The words “for the Key Employee’s” in the second sentence of Section 9.02(b) has been replaced with the phrase “or Key Participant for his or her”.
     The phrase “or Key Participant’s” has been added after the words “Key Employee’s” in the second sentence of Section 9.02(b).
     The phrase “the Key Employee’s Spouse” at the end of the second sentence of Section 9.02(b) after has been replaced with “his or her Spouse”.
     The phrase “or Key Participant” has been added after the words “Key Employee” and the phrase “or Key Participant’s” has been added after the words “Key Employee’s” in the last sentence Section 9.02(b).
     The phrase “Key Employee during the Key Employee’s lifetime” in the second sentence of Section 9.02(c) has been replaced with “Key Employee or Key Participant during his or her lifetime”.
     The phrase “or Key Participant’s” has been added after the words “Key Employee’s” in the second sentence Section 9.02(c).

     The phrase “the Key Employee’s” has been deleted from the last part of the second sentence of Section 9.02(c) and replaced with the phrase “his or her”.
     The phrase “Key Employee for the Key Employee’s life” in the second sentence of Section 9.02(d) has been replaced with “Key Employee or Key Participant for his or her life”.
     The phrase “or Key Participant’s” has been added after the words “upon the Key Employee’s” in the second sentence Section 9.02(d).
     The phrase “or Key Participant’s” has been added after the words “(100%, 75% or 50%) of the Key Employee’s” in the second sentence of Section 9.02(d).
     The phrase “the Key Employee’s Beneficiary” in the second sentence of Section 9.02(d) has been replaced with “his or her Beneficiary”.
     The phrase “or Key Participant” has been added after the words “the Key Employee”, and the phrase “or Key Participant’s” has been added after the words “the Key Employee’s” in the last sentence of Section 9.02(d).
15.
     Effective January 1, 2011, changes to Section 7.03 have been amended as follows:
     Section 7.03 has been renumbered as Section 9.03.
     The phrase “or Key Participant” has been added after each instance of the phrase “the Key Employee” in Section 9.03 (four instances).
     The word “Supplemental” has been deleted from the second and third sentences of Section 9.03.
     The phrase “Life Annuity described in Article Five or Article Six, as applicable.” in the last sentence of Section 9.03 is changed to read “Life Annuity described in Article 5, Article 6, Article 7 or Article 8, as applicable.”
16.
     Effective January 1, 2011, Section 7.04 has been deleted in its entirety.
17.
     Effective January 1, 2011, Article Eight has been renumbered as Article Ten.

18.
     Effective January 1, 2011, Section 8.01 has been amended as follows:
     Section 8.01 has been renumbered as Section 10.01.
     The heading of Section 10.01 has been changed to read “Death of Key Employee or Key Participant before Supplemental Retirement Income Payments or Additional Retirement Income Payments Commence.”
     The following changes are made to Section 10.01(a).
     The phrase “or Key Participant” has been added after the phrase “a Key Employee” in the first sentence of Section 10.01(a).
     The phrase “or Additional Retirement Income” is added after the phrase “dies before Supplemental Retirement Income” in the first sentence of Section 10.01(a).
     The phrase “or Key Participant’s” has been added after the phrase “then the Key Employee’s” in the first sentence of Section 10.01(a).
     The phrase “or Key Participant’s Additional Retirement Income” has been added after the phrase “lump sum value of the Key Employee’s Supplemental Retirement Income” in the first sentence of Section 10.01(a).
     The phrase “accrued to the date of his or her death under Article Five or Article Six, whichever is applicable,” in the first sentence of Section 10.01(a) is changed to read “accrued to the date of his or her death under Article 5, Article 6, Article 7 or Article 8, whichever is applicable.”
     The phrase “or Key Participant’s” has been added after the phrase “the Key Employee’s” in the last two sentences of Section 10.01(a).
     In the last sentence of Section 10.01(a), “Section 8.03” has been changed to “Section 10.03”.
     The following changes are made to Section 10.01(b).
     The phrase “or Key Participant’s” has been added after the phrase “the Key Employee’s” in the first sentence of Section 10.01(b).
     The phrase “Section 7.01” in the second sentence of Section 10.01(b) has been changed to “Section 9.01 (six month delay in distributions)”.

     The phrase “or Key Participant” has been added after the phrase “Key Employee” in the third sentence of Section 10.01(b) (two instances).
     The phrase “or Additional Retirement Income” has been added after the phrase “receiving a Supplemental Retirement Income” in the third sentence of Section 10.01(b).
     The phrase “his death” has been replaced with “his or her death” at the end of the third sentence of Section 10.01(b).
     The phrase “or Key Participant” has been added after the phrase “Key Employee” in the fourth sentence of Section 10.01(b) (two instances), and the phrase “or Key Participant’s” has been added after the phrase “the Key Employee’s” in the fourth sentence of Section 10.01(b).
19.
     Effective January 1, 2011, Section 8.02 is amended as follows:
     Section 8.02 has been renumbered to be Section 10.02.
     The heading of Section 10.02 has been revised to read, “Death of Key Employee or Key Participant after Supplemental Retirement Income Payments or Additional Retirement Income Payments have Commenced.”
     The phrase “or a Key Participant dies after Additional Retirement Income payments have begun hereunder” is added after the phrase “payments have begun hereunder” in the first sentence of Section 10.02.
     The phrase “or Key Participant’s” is added after the phrase “then the Key Employee’s” in the first sentence of Section 10.02.
     The phrase “the time of the Key Employee’s” in the last sentence of Section 10.02 has been deleted and replaced with the phrase “the time of his or her”.
     The phrase “or Key Participant” is added after the phrase “Key Employee” at the end of Section 10.02.
20.
     Effective January 1, 2011, Section 8.03 is amended as follows:
     Section 8.03 has been renumbered as Section 10.03.
     The phrase “or Key Participant’s” is added after the phrase “A Key Employee’s” in the first sentence of Section 10.03(a).

     The phrase “or Key Participant” is added after the phrase “the Key Employee” in the first sentence of Section 10.03(a).
          The second sentence of Section 10.03(a) is revised to read, “If no Beneficiary is designated or if the Beneficiary does not survive the Key Employee or Key Participant, the Key Employee’s or Key Participant’s Beneficiary shall be deemed to be his or her Spouse, or if no Spouse, the Key Employee’s or Key Participant’s descendants (per stirpes), or if no descendants, the Key Employee’s or Key Participant’s estate.”
     The phrase “Key Participant or” is added following the phrase “Key Employee or” in the third sentence of Section 10.03(a).
     The phrase “or Key Participant” is added following the phrase “Key Employee” in Section 10.03(b) (two instances).
21.
     Effective January 1, 2011, Article Nine is amended as follows:
     Article Nine has been renumbered as Article Eleven.
     Section 9.01 has been renumbered to be Section 11.01.
     Section 11.01(a) (former Section 9.01(a)) is amended as follows:
     “Section 9.01(d)” in the first sentence of Section 11.01(a) has been revised to “Section 11.01(d)”.
     The phrase “and a Key Participant described below shall receive an immediate lump sum payment of the Key Participant’s Additional Retirement Income in lieu of the Additional Retirement Income otherwise provided under this Plan” is added to the end of the first paragraph in Section 11.01(a).
     Section 11.01(a)(i) has been renumbered to Section 11.01(a)(1).
     Section 11.01(a)(ii) has been renumbered to Section 11.01(a)(2).
     The phrase “or key Participant” is added after the phrase “Key Employee” in each instance of Sections 11.01(a)(l) and (2) (5 instances).
     “Section 9.01(b)” in the first sentence of Section 11.01 (a)(1) has been revised to “Section 11.01(b)”.

     “Section 9.01(c)” in the first sentence of Section 11.01(a)(2) has been revised to “Section 11.01(c)”.
     Section 11.01(b) (former Section 9.01(b)) is amended as follows:
     The phrase “or Key Participant” is added after the phrase “a Key Employee” in the first sentence of Section 11.01(b).
     The phrase “Section 9.01(a)(i)” in the first sentence of Section 11.01(b) has been revised to “Section 11.01(a)(1)”.
     The phrase “or the Key Participant’s monthly Additional Retirement Income” has been added following the phrase “present value of the Key Employee’s monthly Supplemental Retirement Income” in the first sentence of Section 11.01(b).
     The phrase “Key Employee’s Separation from Service” in the first sentence of Section 11.01(b) has been revised to read “Key Employee’s or Key Participant’s Separation from Service”.
     The phrase “(calculated pursuant to the formula set forth in Article Five or Article Six, as applicable)” in the first sentence of Section 11.01(b) has been revised to read “(calculated pursuant to the formula set forth in Article 5, Article 6, Article 7 or Article 8, as applicable)”.
     The phrase “or Key Participant” has been added after the phrase “a Key Employee” in the third sentence of Section 11.01(b).
     The phrase “or Key Participant’s” has been added after the phrase “the Key Employee’s” in the third sentence of Section 11.01(b).
     “Section 7.01” in the fourth sentence of Section 11.01(b) has been revised to “Section 9.01”.
     Section 11.01(c) (former Section 9.01(c)) is amended as follows:
     The phrase “a Key Employee described in Section 9.01(a)(ii)” in the first sentence of Section 11.01(c) has been revised to “a Key Employee or Key Participant described in Section 11.01(a)(2)”.
     The phrase “or unpaid Additional Retirement Income payments” has been added after the phrase “Supplemental Retirement Income payments” in the first sentence of Section 11.01(c).
     The phrase “Section 7.01” is deleted and replaced with “Section 9.01” in the last sentence of Section 11.01 (c).

     Section 11.01(d) (former Section 9.01(d)) is amended as follows:
     The phrase “(even though the effective date of this restatement is January 1, 2009)” in Section 11.01(d) has been revised to “(even though the effective date of the Plan’s restatement is January I, 2009)”.
22.
     Effective January 1, 2011. Article Ten is amended as follows:
     Article Ten has been renumbered as Article Twelve.
     Section 10.01 has been renumbered to be Section 12.01 and amended as follows:
     The phrase “or Key Participant” has been added after the phrase “a Key Employee” in the third sentence of Section 12.01 (two instances).
     Section 10.02 has been renumbered to be Section 12.02 and amended as follows:
     The phrase “or Key Participant” has been added after the phrase “a Key Employee” in Section 12.02.
     Section 10.03 has been renumbered to be Section 12.03 and amended as follows:
     The phrase “Key Employee or Beneficiary” in Section 12.03 has been replaced with the phrase “Key Employee, Key Participant or Beneficiary” (5 instances).
     The phrase “Key Employee’s or Beneficiary’s” in Section 12.03 has been replaced with the phrase “Key Employee’s, Key Participant’s or Beneficiary’s” (2 instances).
     The phrase “Section 10.03” in the second sentence of Section 12.03 has been revised to “Section 12.03”.
     The last sentence of Section 12.03 has been revised to read “The Key Employee’s or Key Participant’s rights pursuant to this Section 12.03 shall expire at the end of twenty years after the Key Employee’s or Key Participant’s Separation from Service and shall not be subject to liquidation or exchange for another benefit.”.
     Section 10.04 has been renumbered to be Section 12.04 and amended as follows:
     The phrase “or Key Participant” has been added after the phrase “Key Employee” in Section 12.04 (two instances).
     Section 10.05 has been renumbered to be Section 12.05.

     Section 12.05(a) (former Section 10.05(a)) is amended as follows:
     The phrase “or Key Participant” has been added after the first two instances of the phrase “Key Employee” in Section 12.05(a).
     The phrase “or Additional Retirement Income” has been added after the phrase “eligible to receive Supplemental Retirement Income” in the first sentence of Section 12.05(a).
     The phrase “or Additional Retirement Income payments to the Key Participant (or to any of their Beneficiaries)” has been added following the phrase “make Supplemental Retirement Income payments to the Key Employee” at the end of Section 12.05(a).
     The phrase “or Key Participant” has been added after the phrase “determines that a Key Employee” in the first sentence of Section 12.05(b).
     The phrase “, Key Participant” has been added after the phrase “the Key Employee” in the first and second sentences of Section 12.05(b).
     Section 10.06 has been renumbered to be Section 12.06.
     Section 10.07 has been renumbered to be Section 12.07.
     Section 10.08 has been renumbered to be Section 12.08 and amended as follows.
     The phrase “or Key Participant” has been added after each instance of the phrase “the Key Employee” in the first and second sentences of Section 12.08 (4 instances) and the phrase “or Key Participant’s” has been added after the phrase “the Key Employee’s” in the first and second sentences of Section 12.08 (2 instances).
     The phrase “without the consent of Key Employees or Beneficiaries” in the fourth sentence of Section 12.08 has been replaced with the phrase “without the consent of Key Employees, Key Participants or their Beneficiaries”.
23.
     Effective January 1, 2011, Article Eleven is amended as follows:
     The heading of Article Thirteen (former Article Eleven) has been revised to read “Definitions and Index”
     Article Eleven has been renumbered to be Article Thirteen.
     Section 11.01 has been renumbered to be Section 13.01.

     The following language has been added before Section 13.01:
     “This Article 13 sets forth special definitions used in this Plan. Also, some definitions are defined in the text of the Plan. Accordingly, an Index of terms defined elsewhere in the Plan is set forth below. As noted in Section 1.02, capitalized terms used in this Plan but not otherwise defined have that definition as set forth in the Pension Plan. However, for convenience, some, but not all of these terms are set forth below with a reference to the Pension Plan.”
     Section 13.01(a) (former Section 11.01(a)) is amended as follows:
     The phrase “or Key Participant” has been added after each instance of the phrase “Key Employee” in Section 13.01 (a) (2 instances).
     Section 13.01(b) (former Section 11.01(ii)) is amended as follows:
     The phrase “or Key Participant” has been added after each instance of the phrase “the Key Employee” in Section 13.01(b) (6 instances).
     Section 13.01(c) (former Section 11.01(iii)) is amended as follows:
     The phrase “or Key Participant” has been added after each instance of the phrase “Key Employee” in the first four sentences of Section 13.01(c) (3 instances).
     Section 13.01(d) (former Section 11.01(iv)) is amended as follows:
     The phrase “or Key Participant” has been added after each instance of the phrase “Key Employee” in Section 13.01(d) (4 instances).
     The phrase “or Key Participant’s” has been added after the phrase “Key Employee’s” in Section 13.01(d) (1 instance).
     Section 11.02 has been renumbered to be Section 13.02 and amended as follows:
     The phrase “or Key Participant” has been added after the phrase “Key Employee” in the second and third sentences of Section 13.02.
     The phrase “or Key Participant’s” has been added after the phrase “Key Employee’s” in the second and third sentences of Section 13.02.
     Section 11.03 has been renumbered to be Section 13.03 and amended as follows:
     Former Section 11.03 is now Section 13.03(a) and Section 13.03(b) and is amended as follows:

“(a)	For some Key Employees or Key Participants, Credited Service under the Pension Plan has been frozen. Furthermore, some Key Participants did not participate in the Pension Plan and have no Credited Service under the Pension Plan Regardless, for purposes of this Plan, all Key Employees and Key Participants shall continue to earn (or begin earning) Credited Service under this Plan using the definition of Credited Service as defined by the Pension Plan assuming Credited Service had not been frozen. Furthermore, all Credited Service shall count including Credited Service earned prior to a Key Employee or Key Participant commencing participation in this Plan.

(b)	No Credited Service shall be earned if an Employee ceases to be a Key Employee or Key Participant or if the Key Employee or Key Participant is not entitled to accrue a benefit under this Plan (see Section 2.03).”
     A new Section 13.03(c) is added as follows:
“(c)	Example.

Assume a Key Participant earned ten years of Credited Service under the Pension Plan before the Pension Plan was frozen on December 31, 2008. Beginning January 1, 2011, the Key Participant is selected to participate in the Plan. Assume the Key Participant has a Separation from Service on December 31, 2019. Using the definition of Credited Service in the Pension Plan and assuming such Credited Service was not frozen, the Participant earns eleven additional years of Credited Service (2009 –2019) before the Key Participant’s Separation from Service. Thus, for purposes of Section 7.01(a)(2)(A) and Section 7.01(b)(2)(A) the participant has 21 years of Credited Service. On the other hand, for purposes of Section 7.01(a)(2)(B) or Section 7.01(b)(2)(B), the Participant’s actual benefit from the Pension Plan is based on ten years of Credited Service (actual Credited Service in the Pension Plan).”
     A new Section 13.04 is added, as follows:
     “13.04 Index.
(a)	Actuarial Equivalent. Shall have the same definition as set forth in the Pension Plan.

(b)	Additional Retirement Income. See Section 7.01(a).

(c)	Company or Genuine Parts. See Section 1.01

(d)	Committee. See Section 2.01.

(e)	Change in Control. See Section 11.01(d).

(f)	Earnings. See Section 2.04.

(g)	Employer. See Section 1.01.

(h)	Key Employee. See Section 2.01.

(i)	Key Participant See Section 2.02.

(j)	Part A Formula. See Articles 5 and 6.

(k)	Part B Formula. See Articles 7 and 8.

(l)	Pension Plan. See Section 1.02

(m)	Plan. See Section 1.01

(n)	Retirement Eligibility Service. Shall have the same definition as set forth in the Pension Plan.

(o)	Retirement Income. For purposes of this Plan, the term “Retirement Income” shall mean either a Supplemental Retirement Income or an Additional Retirement Income as the case may be.

(p)	Supplemental Retirement Income. See Section 5.01(b).
     Note, some definitions applicable to Article 7 and Article 8 are defined in Section 7.01(c).”
*********
     Except as amended herein, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Pension and Benefits Committee has caused this Amendment to the Plan to be executed on the date shown below, but effective as of the date indicated above.

PENSION AND BENEFITS COMMITTEE

By:	/s/ Frank M. Howard

	Name	Frank M. Howard
	Title	Senior Vice President and Treasurer

Date:	November 16, 2010

Attest:

By:	/s/ Linda L. Olvey

Date:	11-16-2010